UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:

811-02328

Boulder Growth & Income Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

Fund Administrative Services

2344 Spruce Street, Suite A

Boulder, CO 80302

(Address of Principal Executive Offices)(Zip Code)

Fund Administrative Services

2344 Spruce Street, Suite A

Boulder, CO 80302

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code:

(303) 444-5483

Date of Fiscal Year End: November 30, 2010

Date of Reporting Period: November 30, 2010

Item 1. Reports to Stockholders.

The Report to Stockholders is attached herewith.

BOULDER
GROWTH & INCOME FUND, INC.

ANNUAL REPORT

BOULDER FUNDS

11.30.10

NYSE SYMBOL · BIF

1	Letter from the Advisers

3	Financial Data

4	Portfolio of Investments

10	Statement of Assets and Liabilities

11	Statement of Operations

12	Statements of Changes in Net Assets

14	Financial Highlights

17	Notes to Financial Statements

27	Report of Independent Registered Public Accounting Firm

28	Summary of Dividend Reinvestment Plan

29	Additional Information

31	Board of Directors’ Approval of the Investment Advisory Agreements

35	Directors and Officers

Boulder Growth & Income Fund	Letter from the Advisers
November 30, 2010

Dear Shareholder:

The Boulder Growth & Income Fund (BIF) had a total return on its net asset value (NAV) of 11.7% for its fiscal year ending 11/30/2010 compared to the S&P 500 Index which had a total return of 9.9% for the same period. The 11.7% return outperforms all indices listed below except the NASDAQ Composite for the one year ended 11/30/2010.

Total Returns***

Cumulative Returns	3 Months Ended 11/30/10	6 Months Ended 11/30/10	One Year Ended 11/30/10	Three Years* Ended 11/30/10	Five Years* Ended 11/30/10	Since January 2002**

Boulder Growth &
Income Fund (NAV)	5.5%	12.5%	11.7%	-0.4%	6.5%	6.0%

S&P 500 Index	13.1%	9.5%	9.9%	-5.2%	1.0%	2.5%

Dow Jones Industrial Average	10.6%	10.1%	9.3%	-3.5%	3.1%	3.7%

NASDAQ Composite	18.6%	11.3%	17.7%	-1.1%	3.2%	3.7%

The total returns for BIF in the table above do not include the effect of dilution on non-participating shareholders from the 12/2002 rights offering. If the effect of dilution is included, the annualized return since January 2002 to a shareholder who did not participate in the rights offering would be 3.8%.

*	Annualized.
**	Annualized since January 2002, when the current Advisers became investment advisers to the Fund.
***

The performance data quoted represents past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from the issuance of preferred shares.

Applying the above annual returns on NAV to a hypothetical investment of $10,000 in January 2002, when the current advisers began managing the Fund, would have resulted in a $16,780 investment on November 30, 2010. The same investment in the S&P 500 Index with no expenses would be worth $12,418. We use the term “hypothetical” because an investor in BIF would have had to buy and sell their shares at market price rather than NAV.

The first question typically asked when an investment company exceptionally out-or under-performs is “what drove the performance?” The Fund’s primary drivers were Berkshire Hathaway and Cohen & Steers Infrastructure Fund, up 19.5% and 14.8%, respectively. These companies were 26.9% and 5.8% of the Fund’s assets, respectively — together they represented 32.7% of the Fund’s total assets as of 11/30/2010. Also enhancing performance was the Fund’s leverage, which magnifies returns when the portfolio is up (and exacerbates losses when the portfolio is down).

Annual Report | November 30, 2010	1

Letter from the Advisers	Boulder Growth & Income Fund
November 30, 2010

Other securities that performed well during the fiscal year include Caterpillar, up 44.9%, Hang Lung Properties, up 27.7%, Cheung Kong Holdings, up 17.9%, Heineken up 14%, and Ithan Creek Partners, L.P. up 8.5%. Securities that underperformed include Pfizer, down -10.3%, Johnson & Johnson, down -2.1%, Kiwi Income Property Trust, down -2.9%, and Wal-Mart, down -0.8%. Wal-Mart and Johnson & Johnson, represent 6.0% and 5.7% of the Fund’s assets respectively, and are two significant positions in the Fund.

On another note, I am pleased to inform shareholders that Stewart Horejsi has assumed full portfolio management responsibilities for the Fund. We look forward to continuing to serve the Fund’s shareholders.

Sincerely,

Stephen C. Miller

Boulder Investment Advisers, LLC

Boulder, Colorado

January 24, 2011

Note to Shareholders on Concentration of Investments and the Fund’s Non-Diversified Status:

The Fund’s investment advisers feel it is important that shareholders be aware that the Fund is highly concentrated in a small number of positions. Concentrating investments in a fewer number of securities may involve a degree of risk that is greater than a fund which has less concentrated investments spread out over a greater number of securities.

Our website at www.boulderfunds.net is an excellent source for information on the Fund. One of the features on the website is the ability to sign up for electronic delivery of stockholder information. Through electronic delivery, you can enjoy the convenience of receiving and viewing stockholder communications, such as annual reports, distribution information and proxy statements online in addition to, but more quickly than, the hard copies you currently receive in the mail. To enroll, simply go to www.boulderfunds.net/enotify.htm. You will also find information about the Boulder Growth & Income Fund’s sister fund – the Boulder Total Return Fund – on the website.

2	www.boulderfunds.net

Boulder Growth & Income Fund	Financial Data
November 30, 2010 (Unaudited)

	Per Share of Common Stock

	Net Asset Value	NYSE Closing Price	Dividend Paid
11/30/09	$ 6.68	$ 5.63	$ 0.00
12/31/09	6.82	5.75	0.00
1/31/10	6.93	6.07	0.00
2/28/10	7.13	6.12	0.00
3/31/10	7.31	6.34	0.00
4/30/10	7.20	6.05	0.00
5/31/10	6.63	5.53	0.00
6/30/10	6.87	5.53	0.00
7/31/10	7.11	5.80	0.00
8/31/10	7.07	5.77	0.00
9/30/10	7.55	6.20	0.00
10/31/10	7.58	6.29	0.00
11/30/10	7.46	6.20	0.00

INVESTMENTS AS A % OF NET ASSETS AVAILABLE TO COMMON AND PREFERRED STOCK

*	Less than 0.05% of Total Net Assets Available to Common and Preferred Stock.

Annual Report | November 30, 2010	3

Portfolio of Investments	Boulder Growth & Income Fund
November 30, 2010

Shares/ Principal Amount	Description	Value (Note 1)

LONG TERM INVESTMENTS 89.1%
DOMESTIC COMMON STOCKS 66.1%
Coal 0.3%
21,000	Penn Virginia Resource Partners L.P.	$571,620

Construction Machinery 0.8%
20,000	Caterpillar, Inc.	1,692,000

Cosmetics/Personal Care 0.8%
30,000	The Procter & Gamble Co.	1,832,100

Diversified 26.9%
466	Berkshire Hathaway, Inc., Class A*	56,013,200
25,000	Berkshire Hathaway, Inc., Class B*	1,992,000

		58,005,200
Diversified Financial Services 1.4%
40,000	AllianceBernstein Holding L.P.	918,400
35,000	American Express Co.	1,512,700
4,300	Franklin Resources, Inc.	490,587

		2,921,687
Electric Utilities 5.0%
38,500	Allegheny Energy, Inc.	878,570
12,000	Allete, Inc.	423,960
15,000	Alliant Energy Corp.	544,650
13,000	American Electric Power Co., Inc.	462,800
33,500	Black Hills Corp.	1,016,725
22,000	The Empire District Electric Co.	474,100
150,000	Great Plains Energy, Inc.	2,797,500
8,000	NextEra Energy, Inc.	404,960
11,700	OGE Energy Corp.	520,767
18,000	PPL Corp.	457,380
11,000	Progress Energy, Inc.	480,590
12,000	SCANA Corp.	487,440
13,000	Southern Co.	490,360
28,000	TECO Energy, Inc.	469,000
15,200	UIL Holdings Corp.	446,424
20,000	Westar Energy, Inc.	498,200

		10,853,426
Gas 1.9%
11,000	AGL Resources, Inc.	404,030
14,000	Atmos Energy Corp.	420,980
31,000	CenterPoint Energy, Inc.	484,530

4	www.boulderfunds.net

Boulder Growth & Income Fund	Portfolio of Investments
November 30, 2010

Shares/ Principal Amount	Description	Value (Note 1)
Gas (continued)
12,000	Inergy L.P.	$468,240
13,000	The Laclede Group, Inc.	459,550
11,000	Nicor, Inc.	475,750
17,000	Piedmont Natural Gas Co., Inc.	502,860
17,000	Vectren Corp.	440,300
12,000	WGL Holdings, Inc.	435,120

		4,091,360
Healthcare Products & Services 8.3%
70,000	Becton Dickinson & Co.	5,455,100
200,000	Johnson & Johnson	12,310,000

		17,765,100
Manufacturing 0.5%
12,000	3M Co.	1,007,760

Oil & Gas 1.8%
65,000	ConocoPhillips	3,911,050

Pharmaceuticals 0.5%
20,000	Merck & Co., Inc.	689,400
17,000	Pfizer, Inc.	276,930

		966,330
Pipelines 2.9%
29,300	Boardwalk Pipeline Partners L.P.	908,300
7,800	Buckeye Partners L.P.	530,946
17,800	El Paso Pipeline Partners L.P.	589,536
18,300	Energy Transfer Partners L.P.	927,261
27,200	Enterprise Products Partners L.P.	1,144,576
7,200	Kinder Morgan Energy Partners L.P.	507,240
10,300	Magellan Midstream Partners L.P.	576,800
10,300	Oneok, Inc.	526,433
8,200	Plains All American Pipeline L.P.	504,300

		6,215,392
Real Estate 0.2%
17,300	WP Carey & Co. LLC	512,080

Real Estate Investment Trusts (REITs) 1.2%
16,400	HCP, Inc.	540,052
11,481	Health Care REIT, Inc.	531,341
22,000	Healthcare Realty Trust, Inc.	454,080
14,450	Nationwide Health Properties, Inc.	520,922
16,300	Realty Income Corp.	555,015

		2,601,410

Annual Report | November 30, 2010	5

Portfolio of Investments	Boulder Growth & Income Fund
November 30, 2010

Shares/ Principal Amount	Description	Value (Note 1)

Registered Investment Companies (RICs) 6.5%
770,270	Cohen & Steers Infrastructure Fund, Inc.	$12,455,266
32,034	Cohen & Steers Quality Income Realty Fund, Inc.	276,774
65,500	RMR Asia Pacific Real Estate Fund	1,191,445

		13,923,485
Retail 6.3%
9,000	Suburban Propane Partners L.P.	491,580
240,000	Wal-Mart Stores, Inc.	12,981,600

		13,473,180
Tobacco Products 0.8%
45,000	Altria Group, Inc.	1,080,000
10,800	Philip Morris International, Inc.	614,412

		1,694,412

TOTAL DOMESTIC COMMON STOCKS (Cost $109,954,607)		142,037,592

FOREIGN COMMON STOCKS 15.0%
Australia 0.3%
983,610	ING Office Fund	551,531

Canada 0.8%
10,200	Bank of Nova Scotia	528,804
44,000	Brookfield Asset Management, Inc., Class A	1,287,147

		1,815,951
France 0.4%
14,500	Sanofi-Aventis SA	876,712

Germany 0.5%
18,000	RWE AG	1,126,650

Hong Kong 6.0%
283,000	Cheung Kong Holdings, Ltd.	4,183,900
10,500	Guoco Group, Ltd.	129,676
600,000	Hang Lung Properties, Ltd.	2,793,267
104,500	Henderson Land Development Co., Ltd.	736,806
152,000	Hutchison Whampoa, Ltd.	1,520,959
1,500,000	Midland Holdings, Ltd.	1,147,442
650,000	Wheelock & Co., Ltd.	2,335,450

		12,847,500
Japan 0.1%
24	BLife Investment Corp.	153,710

6	www.boulderfunds.net

Boulder Growth & Income Fund	Portfolio of Investments
November 30, 2010

Shares/ Principal Amount	Description	Value (Note 1)

Netherlands 3.2%
120,000	Heineken Holding NV	$4,829,502
31,663	Heineken NV	1,466,857
20,000	Unilever NV	564,130

		6,860,489
New Zealand 1.7%
5,028,490	Kiwi Income Property Trust	3,738,932

Singapore 0.7%
906,666	Ascendas Real Estate Investment Trust	1,428,307

Switzerland 0.5%
20,000	Nestle SA	1,087,032

Turkey 0.0%(1)
57,183	Dogus Ge Gayrimenkul Yatirim Ortakligi A.S.*	60,457

United Kingdom 0.8%
25,000	Diageo PLC, Sponsored ADR	1,791,500

TOTAL FOREIGN COMMON STOCKS (Cost $26,464,347)		32,338,771

AUCTION PREFERRED SECURITIES 3.6%
228	Advent Claymore Global Convertible Securities & Income Fund, Series W(2)	4,987,500
100	Gabelli Dividend & Income Trust, Series B(2)	2,187,500
26	Neuberger Berman Real Estate Securities Income Fund, Series A(2)	568,750

TOTAL AUCTION PREFERRED SECURITIES (Cost $8,744,396)		7,743,750

FOREIGN GOVERNMENT BONDS 1.3%
3,687,000	New Zealand Treasury Bonds, 6.000% due
NZD	11/15/2011	2,806,520

TOTAL FOREIGN GOVERNMENT BONDS (Amortized Cost $2,747,542)		2,806,520

Annual Report | November 30, 2010	7

Portfolio of Investments	Boulder Growth & Income Fund
November 30, 2010

Shares/ Principal Amount	Description	Value (Note 1)

LIMITED PARTNERSHIPS 3.1%
5	Ithan Creek Partners, L.P.*(2)(3)	$6,740,862

TOTAL LIMITED PARTNERSHIPS (Cost $5,000,000)		6,740,862

WARRANTS 0.0%(1)
20,900	Henderson Land Development Co. Ltd.,
	(expiring 06/01/2011, HKD 58.00)*	6,864

TOTAL WARRANTS (Cost $0)		6,864

TOTAL LONG TERM INVESTMENTS (Cost $152,910,892)		191,674,359

SHORT TERM INVESTMENTS 11.0%
DOMESTIC GOVERNMENT BONDS 10.2%
	United States Treasury Bills
$10,000,000	0.145% due 12/23/2010	9,999,114
$12,000,000	0.165% due 12/30/2010	11,998,405

TOTAL DOMESTIC GOVERNMENT BONDS (Amortized Cost $21,997,519)		21,997,519

MONEY MARKET FUNDS 0.8%
	Dreyfus Treasury Cash Management Money Market
1,789,112	Fund, Institutional Class,
	7-Day Yield - 0.026%	1,789,112

TOTAL MONEY MARKET FUNDS (Cost $1,789,112)		1,789,112

TOTAL SHORT TERM INVESTMENTS (Cost $23,786,631)		23,786,631

Annual Report | November 30, 2010	8

Boulder Growth & Income Fund	Portfolio of Investments
November 30, 2010

Value (Note 1)
TOTAL INVESTMENTS 100.1% (Cost $176,697,523)	$215,460,990

OTHER ASSETS AND LIABILITIES (0.1%)	(144,760)

TOTAL NET ASSETS AVAILABLE TO COMMON AND PREFERRED STOCK 100.0%	215,316,230

TAXABLE AUCTION MARKET PREFERRED STOCK (AMPS) REDEMPTION VALUE PLUS ACCRUED DIVIDENDS	(25,022,967)

TOTAL NET ASSETS AVAILABLE TO COMMON STOCK	$190,293,263

*	Non-income producing security.
(1)	Less than 0.05% of Total Net Assets Available to Common and Preferred Stock.
(2)

Fair valued security under procedures established by the Fund’s Board of Directors. Total market value for fair valued securities as of November 30, 2010 is $14,484,612 or 6.7% of Total Net Assets Available to Common and Preferred Stock.

(3)	Restricted Security; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933.

Percentages	are stated as a percent of the Total Net Assets Available to Common and Preferred Stock.

Common Abbreviations:

ADR - American Depositary Receipt.

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e.,

        owned by shareholders.

A.S. - Anonim Sirketi (Turkish: Joint Stock Company).

HKD - Hong Kong Dollar.

NV - Naamloze Vennootchap is the Dutch term for a public limited liability corporation.

NZD - New Zealand Dollar.

SA - Generally designates corporations in various countries, mostly those employing the civil law.

See accompanying notes to financial statements.

Annual Report | November 30, 2010	9

Statement of Assets and Liabilities	Boulder Growth & Income Fund
November 30, 2010

ASSETS:
Investments, at value (Cost $176,697,523) (Note 1)	$215,460,990
Foreign Currency, at value (Cost $165,336)	163,712
Dividends and interest receivable	421,971
Prepaid expenses and other assets	6,968
Total Assets	216,053,641

LIABILITIES:
Payable for investments purchased	366,246
Investment co-advisory fees payable (Note 2)	224,207
Legal and audit fees payable	51,400
Administration and co-administration fees payable (Note 2)	41,386
Directors’ fees and expenses payable (Note 2)	20,161
Printing fees payable	14,269
Custody fees	7,296
Accrued expenses and other payables	12,446
Total Liabilities	737,411
TOTAL NET ASSETS APPLICABLE TO COMMON AND PREFERRED STOCKHOLDERS	$215,316,230

TAXABLE AUCTION MARKET PREFERRED STOCK:
$0.01 par value, 10,000 shares authorized, 1,000 shares outstanding, liquidation preference of $25,000 per share (Note 5)	25,000,000
Accrued dividends on Taxable Auction Market Preferred Stock	22,967
TOTAL NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS)	$190,293,263

NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS) CONSIST OF:
Par value of common stock (Note 4)	$254,956
Paid-in capital in excess of par value of common stock	149,265,049
Overdistributed net investment income	(305,606)
Accumulated net realized gain on investments sold and foreign currency related transactions	2,321,347
Net unrealized appreciation on investments and foreign currency transactions	38,757,517
TOTAL NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS)	$190,293,263

Net Asset Value, $190,293,263/25,495,585 common stock outstanding	$7.46

See accompanying notes to financial statements.

10	www.boulderfunds.net

Boulder Growth & Income Fund	Statement of Operations
For the Year Ended November 30, 2010

INVESTMENT INCOME:
Dividends (net of foreign withholding taxes $169,424)	$4,882,908
Interest and other income	137,613

Total Investment Income	5,020,521

EXPENSES:
Investment co-advisory fees (Note 2)	2,585,890
Legal	578,171
Administration and co-administration fees (Note 2)	489,773
Directors’ fees and expenses (Note 2)	78,933
Printing fees	45,657
Audit	37,700
Transfer agency fees	29,909
Insurance expense	27,850
Custody fees	27,678
Preferred stock broker commissions and auction agent fees	22,645
Other	71,453

Total Expenses	3,995,659

Net Investment Income	1,024,862

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investment securities	1,833,718
Foreign currency related transactions	(36,409)

1,797,309

Net change in unrealized appreciation/(depreciation) on:
Investment securities	17,601,421
Foreign currency related transactions	(66,695)

17,534,726

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	19,332,035

PREFERRED STOCK TRANSACTIONS:
Distributions from net investment income	(220,017)
Distributions from long-term capital gain	(165,032)

Total Preferred Stock Transactions	(385,049)

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
RESULTING FROM OPERATIONS	$19,971,848

See accompanying notes to financial statements.

Annual Report | November 30, 2010	11

Statements of Changes in Net Assets	Boulder Growth & Income Fund

	For the Year Ended November 30, 2010	For the Year Ended November 30, 2009

OPERATIONS:
Net investment income/(loss)	$1,024,862	$(423,665)
Net realized gain on investments	1,797,309	492,596
Net change in unrealized appreciation on investments and foreign currency transactions	17,534,726	20,358,479

	20,356,897	20,427,410

PREFERRED STOCK TRANSACTIONS (NOTE 5):
Distributions from net investment income	(220,017)	(159,284)
Distributions from tax return of capital	–	(283,025)
Distributions from long-term capital gain	(165,032)	–

Total Preferred Stock Transactions	(385,049)	(442,309)

Net Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	19,971,848	19,985,101

NET ASSETS:
Beginning of year	195,321,415	175,336,314

End of year (including (overdistributed) net investment income of $(305,606) and $(237,057), respectively)	215,293,263	195,321,415

Taxable Auction Market Preferred Stock, Par Value	(25,000,000)	(25,000,000)

Net Assets Applicable to Common Stockholders	$190,293,263	$170,321,415

See accompanying notes to financial statements.

12	www.boulderfunds.net

Intentionally Left Blank Page

Financial Highlights	Boulder Growth & Income Fund

Contained below is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund’s shares.

OPERATING PERFORMANCE:
Net asset value - Beginning of Year
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)
Net realized and unrealized gain/(loss) on investments
Total from Investment Operations
PREFERRED STOCK TRANSACTIONS:
Dividends paid from net investment income(a)
Distributions paid from net realized capital gains(a)
Distributions paid from tax return of capital(a)
Distributions from long-term capital gain(a)
Change in accumulated undeclared dividends on AMPS*
Total Preferred Stock Transactions
Net Increase/(Decrease) from Operations Applicable to Common Stock
DISTRIBUTIONS: COMMON STOCK
Dividends paid from net investment income
Distributions paid from net realized capital gains
Distributions paid from tax return of capital
Total Distributions Paid to Common Stockholders
Dilutive Impact of Capital Share Transactions
Net Increase/(Decrease) in Net Asset Value
Common Share Net Asset Value - End of Year
Common Share Market Value - End of Year
Total Return, Common Share Net Asset Value(c)
Total Return, Common Share Market Value(c)
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCKHOLDERS:(d)
Net Operating Expenses
Gross Operating Expenses
Net Investment Income/(Loss)
SUPPLEMENTAL DATA:
Portfolio turnover rate
Net Assets Applicable to Common Stockholders, End of year (000’s)
Number of Common Shares Outstanding, End of year (000’s)
Ratio of Operating Expenses to Total Average Net Assets including AMPS*(d)

*	Taxable Auction Market Preferred Shares (“AMPS”).
(a)	Calculated based on the average number of common shares outstanding during each fiscal period.
(b)	Amount represents less than $0.01 per common share.

See accompanying notes to financial statements.

14	www.boulderfunds.net

Boulder Growth & Income Fund	Financial Highlights

For the Year Ended November 30, 2010	For the Year Ended November 30, 2009	For the Year Ended November 30, 2008	For the Year Ended November 30, 2007	For the Year Ended November 30, 2006

$6.68	$5.90	$8.92	$9.08	$8.00

0.04	(0.02)	0.07	0.25	0.40
0.76	0.82	(1.77)	1.06	1.51
0.80	0.80	(1.70)	1.31	1.91
(0.01)	(0.01)	(0.00)(b)	(0.11)	(0.11)
–	–	–	(0.00)(b)	–

–	(0.01)	(0.05)	–	–
(0.01)	–	–	–	–
–	–	–	–	(0.00)(b)
(0.02)	(0.02)	(0.05)	(0.11)	(0.11)
0.78	0.78	(1.75)	1.20	1.80
–	–	–	(0.57)	(0.35)
–	–	–	(0.03)	–
–	–	(1.27)	(0.75)	(0.37)
–	–	(1.27)	(1.35)	(0.72)
–	–	–	(0.01)	–
0.78	0.78	(3.02)	(0.16)	1.08
$7.46	$6.68	$5.90	$8.92	$9.08
$6.20	$5.63	$4.35	$9.16	$10.45
11.7%	13.2%	(21.8)%	12.5%	23.5%
10.1%	29.4%	(43.9)%	0.3%	63.3%

2.19%	2.08%	2.11%	2.65%	2.47%
2.19%	2.08%	2.12%	2.68%	2.52%
0.44%	(0.39)%	0.18%	1.52%	3.44%

5%	22%	24%	49%	35%
$190,293	$170,321	$150,336	$135,786	$103,104
25,496	25,496	25,496	15,226	11,353
1.93%	1.79%	1.80%	2.16%	1.96%

(c)

Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on common share market value assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated. Dividends and distributions to common shareholders, if any, are assumed to be reinvested at prices obtained under the Fund’s distribution reinvestment plan.

(d)	Expense ratios do not include the effect of transactions with preferred stockholders. The income ratio includes income earned on assets attributable to AMPS outstanding.

Annual Report | November 30, 2010	15

Financial Highlights	Boulder Growth & Income Fund

The table below sets out information with respect to Taxable Auction Market Preferred Stock currently outstanding.(1)

	Par Value (000)	Total Shares Outstanding (000)	Asset Coverage Per Share(2)	Involuntary Liquidating Preference Per Share

11/30/10	$ 25,000	1	$ 215,316	$ 25,000
11/30/09	25,000	1	195,343	25,000
11/30/08	25,000	1	175,375	25,000
11/30/07	25,000	1	160,830	25,000
11/30/06	25,000	1	128,167	25,000

(1)	See Note 5 in Notes to Financial Statements.
(2)	Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing by the number of AMPS outstanding.

See accompanying notes to financial statements.

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Boulder Growth & Income Fund	Notes to Financial Statements
November 30, 2010

NOTE 1. SIGNIFICANT ACCOUNTING

Boulder Growth & Income Fund, Inc. (the “Fund”), is a non-diversified, closed-end management company organized as a Maryland corporation and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in accordance with generally accepted accounting principles in the United States of America (“GAAP”) which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio Valuation: The net asset value of the Fund’s common shares is determined by the Fund’s co-administrator no less frequently than on the last business day of each week and month. It is determined by dividing the value of the Fund’s net assets attributable to common stock by the number of common shares outstanding. The value of the Fund’s net assets attributable to common shares is deemed to equal the value of the Fund’s total assets less (i) the Fund’s liabilities and (ii) the aggregate liquidation value of the outstanding Taxable Auction Market Preferred Stock. Securities listed on a national securities exchange are valued on the basis of the last sale on such exchange or the NASDAQ Official Close Price on the day of valuation. In the absence of sales of listed securities and with respect to securities for which the most recent sale prices are not deemed to represent fair market value, and unlisted securities (other than money market instruments), securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent sources. Investments for which market quotations are not readily available or do not otherwise accurately reflect the fair value of the investment are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are considered comparable in quality, maturity and type. Investments in money market instruments, which mature in 60 days or less at the time of purchase, are valued at amortized cost.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the Fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the Fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Fund may also fair value securities in other situations, such as when a particular foreign market is closed but the U.S. market is open. The Fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The Fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the Fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Annual Report | November 30, 2010	17

Notes to Financial Statements	Boulder Growth & Income Fund
November 30, 2010

Various inputs are used to determine the value of the Fund’s investments. Observable inputs are inputs that reflect the assumptions market participants would use based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions based on the best information available in the circumstances.

These inputs are summarized in the three broad Levels listed below.

Level 1	—	Unadjusted quoted prices in active markets for identical investments

Level 2	—	Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3	—	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of November 30, 2010 in valuing the Fund’s investments carried at value:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Domestic Common
Stocks	$142,037,592	$ –	$ –	$142,037,592
Foreign Common
Stocks	32,338,771	–	–	32,338,771
Auction Preferred
Securities	–	–	7,743,750	7,743,750
Foreign Government
Bonds	–	2,806,520	–	2,806,520
Limited Partnerships	–	–	6,740,862	6,740,862
Warrants	6,864	–	–	6,864
Short Term
Investments	23,786,631	–	–	23,786,631

TOTAL	$198,169,858	$2,806,520	$14,484,612	$215,460,990

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Boulder Growth & Income Fund	Notes to Financial Statements
November 30, 2010

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities at Value*	Balance as of 11/30/09	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Net purchases/ (sales)	Transfer in and/or (out) of Level 3	Balance as of 11/30/2010
Foreign
Common
Stocks	$243	–	–	–	$(243)	$–
Limited
Partnerships	6,213,812	–	527,050	–	–	6,740,862
Auction
Preferred
Securities	–	–	–	–	7,743,750	7,743,750

TOTAL	$6,214,055	–	527,050	–	$7,743,507	$14,484,612

* For detailed description of industry and/or geography classifications, see the accompanying Portfolio of Investments.

Net change in unrealized appreciation, shown on the reconciliation of Level 3 securities, is included in the Statement of Operations in Net change in unrealized appreciation on investment securities. Additionally, the Net change in unrealized appreciation for all Level 3 securities still held as of November 30, 2010, is included on the Statement of Operations in Net change in unrealized appreciation on investment securities.

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded using the interest method.

The actual amounts of dividend income and return of capital received from investments in real estate investment trusts (“REITs”) and registered investment companies (“RICS”) at calendar year-end are determined after the end of the fiscal year. The Fund therefore estimates these amounts for accounting purposes until the actual characterization of REIT and RIC distributions is known. Distributions received in excess of the estimate are recorded as a reduction of the cost of investments. During the year ended November 30, 2010, the Fund received dividends from RICs of $1,178,415. It is estimated that $133,558 of these dividends were return of capital.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated in U.S. dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses transacted in foreign currencies are translated at the exchange rate on the dates of such transactions.

Annual Report | November 30, 2010	19

Notes to Financial Statements	Boulder Growth & Income Fund
November 30, 2010

Foreign currency gains and losses result from fluctuations in exchange rates between trade date and settlement date on securities transactions, foreign currency transactions, and the difference between amounts of foreign interest and dividends recorded on the books of the Fund and the amounts actually received. The Fund records net realized gain or loss on investment securities and foreign currency transactions separately.

Dividends and Distributions to Stockholders: Dividends to common stockholders will be declared in such a manner as to avoid the imposition of the 4% excise tax described in “Federal Income Taxes” below. The stockholders of Taxable Auction Market Preferred Stock (“AMPS”) are entitled to receive cumulative cash dividends as declared by the Fund’s Board of Directors. Distributions to stockholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to stockholders at least annually. Any net realized long-term capital gains may be distributed to stockholders at least annually or may be retained by the Fund as determined by the Fund’s Board of Directors. Capital gains retained by the Fund are subject to tax at the corporate tax rate. Subject to the Fund qualifying as a registered investment company, any taxes paid by the Fund on such net realized long-term gains may be used by the Fund’s stockholders as a credit against their own tax liabilities.

New Investment Policy: Effective July 30, 2010, the Fund implemented a Board initiated and approved fundamental investment policy which prohibits the Fund from investing more than 4% of its total assets (including leverage) in any single issuer at the time of purchase. The Fund’s existing greater-than-4% holdings as of July 30, 2010 were grandfathered into the policy so that the Fund would not be required to liquidate any such holding in order to comply with the policy, but would be prohibited from adding to any grandfathered holding when it exceeds 4% of the Fund’s total assets.

Use of Estimates: The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Restricted Securities: As of November 30, 2010, the Fund held a security that is considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be revalued under methods approved by the Board of Directors as reflecting fair value.

Issuer Description	Acquisition Date	Cost	Market Value November 30, 2010	Market Value as Percentage of Net Assets Available to Common and Preferred Stock November 30, 2010
Ithan Creek
Partners, L.P.	6/2/2008	$ 5,000,000	$ 6,740,862	3.1%

Indemnifications: Like many other companies, the Fund’s organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

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Boulder Growth & Income Fund	Notes to Financial Statements
November 30, 2010

Federal Income Taxes: For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of sub-chapter M of the Internal Revenue Code by distributing substantially all of its earnings to its stockholders. Accordingly, no provision for federal income or excise taxes has been made.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including temporary differences, (2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportional allocation of income and gains to all classes of Stockholders. The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and its capital gains (both long-term and short-term) for its fiscal year and (2) certain undistributed amounts from previous years.

Management has concluded that the Fund has taken no uncertain tax positions that require recognition. The Fund files income tax returns in the U.S. federal jurisdiction and Colorado. The statue of limitations on the Fund’s federal and state tax filings remains open for the fiscal years ended November 30, 2007 through November 30, 2010.

NOTE 2.	INVESTMENT CO-ADVISORY FEES, DIRECTORS’ FEES,
CO-ADMINISTRATION FEE, CUSTODY FEE AND TRANSFER AGENT FEE

Boulder Investment Advisers, L.L.C. (“BIA”) and Stewart Investment Advisers (“SIA”) serve as the Fund’s co-investment advisers (the “Advisers”). The Fund pays the Advisers a monthly fee at an annual rate of 1.25% of the value of the Fund’s average monthly total net assets plus principal amount of leverage, if any (“Net Assets”). At the November 8, 2010 Board of Directors meeting, the Advisers agreed to a waiver of advisory fees such that, in the future, the advisory fees would be calculated at the annual rate of 1.25% on Net Assets up to $400 million, 1.10% on Net Assets between $400-$600 million and 1.00% on Net Assets exceeding $600 million. This fee waiver has a one year term and is renewable annually at the option of the Advisers. The waiver is not subject to recapture. As the Fund’s Net Assets did not exceed $400 million at any time during the six months ended November 30, 2010, there was no fee waiver for that period. The equity owners of BIA are Evergreen Atlantic, LLC, a Colorado limited liability company (“EALLC”), and the Lola Brown Trust No. 1B (the “Lola Trust”), each of which is considered to be an “affiliated person” of the Fund as that term is defined in the 1940 Act. Stewart West Indies Trading Company, Ltd. is a Barbados international business company doing business as Stewart Investment Advisers. SIA receives a monthly fee equal to 75% of the fees earned by the Advisers, and BIA receives 25% of the fees earned by the Advisers. The equity owner of SIA is the Stewart West Indies Trust, considered to be an “affiliated person” of the Fund as that term is defined in the 1940 Act.

Fund Administrative Services, LLC (“FAS”) serves as the Fund’s co-administrator. Under the Administration Agreement, FAS provides certain administrative and executive management services to the Fund. Effective February 1, 2010, the Fund pays FAS a monthly fee, calculated at an annual rate of 0.20% of the value of the Fund’s Net Assets up to $100 million, and 0.15% of the Fund’s Net Assets over $100 million. Prior to February 1, 2010, the Fund paid FAS a monthly fee, calculated at an annual rate of 0.20% of the value of the Fund’s Net Assets up to $250 million; 0. 18% on the next $150 million in Net Assets; and 0.15% on Net Assets over $400 million.

Annual Report | November 30, 2010	21

Notes to Financial Statements	Boulder Growth & Income Fund
November 30, 2010

Notwithstanding, FAS has agreed to cap the Fund’s total administration costs at 0.30% (including administration, co-administration, transfer agent and custodian fees). As such, FAS has agreed to waive a portion of its fee based on Net Assets should the total monthly administration expenses exceed 0.30%. The equity owners of FAS are EALLC and the Lola Trust.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s co-administrator. As compensation for its services, ALPS receives certain out-of-pocket expenses and asset-based fees, which are accrued daily and paid monthly. Fees paid to ALPS are calculated based on combined Net Assets of the Fund, the Boulder Total Return Fund, Inc., The Denali Fund Inc., and First Opportunity Fund, Inc. (the “Fund Group”). ALPS receives the greater of the following, based on combined Net Assets of the Fund Group: an annual minimum of $460,000, or an annualized fee of 0.045% on Net Assets up to $1 billion, an annualized fee of 0.03% on Net Assets between $1 and $3 billion, and an annualized fee of 0.02% on Net Assets above $3 billion.

The Fund pays each Director who is not a director, officer, employee, or affiliate of the Advisers or FAS a fee of $8,000 per annum, plus $3,000 for each in-person meeting of the Board of Directors and $500 for each telephone meeting. In addition, the Chairman of the Board and the Chairman of the Audit Committee receive $1,000 per meeting and each member of the Audit Committee receives $500 per meeting. The Fund will also reimburse all non-interested Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

Bank of New York Mellon (“BNY Mellon”) serves as the Fund’s custodian and as compensation for BNY Mellon’s services the Fund pays BNY Mellon a monthly fee plus certain out-of-pocket expenses. BNY Mellon also serves as the Fund’s Common Stock Servicing Agent (transfer agent), dividend-paying agent and registrar, and as compensation for BNY Mellon’s services as such, the Fund pays BNY Mellon a monthly fee plus certain out-of-pocket expenses.

Deutsche Bank Trust Company Americas (“Auction Agent”), a wholly owned subsidiary of Deutsche Bank AG, serves as the Fund’s Preferred Stock transfer agent, registrar, dividend disbursing agent and redemption agent.

NOTE 3. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short term securities during the year ended November 30, 2010 were $18,746,115 and $9,239,888, respectively.

On November 30, 2010, based on cost of $177,109,654 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $41,955,867 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $3,610,481 resulting in net unrealized appreciation of $38,345,386.

NOTE 4. CAPITAL

At November 30, 2010, 249,990,000 of $0.01 par value common stock were authorized, of which 25,495,585 were outstanding.

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Boulder Growth & Income Fund	Notes to Financial statements
November 30, 2010

Transaction in common stock were as follows:

	For the Year Ended November 30, 2010	For the Year Ended November 30, 2009
Common Stock outstanding - beginning of period	25,495,585	25,495,585
Common Stock outstanding - end of period	25,495,585	25,495,585

NOTE 5. TAXABLE AUCTION MARKET PREFERRED STOCK

The Fund’s Articles of Incorporation authorize the issuance of up to 10,000 shares of $0.01 par value Auction Market Preferred Stock (“AMPS”). On October 17, 2005, the Fund issued 1,000 AMPS. AMPS are senior to common stock and result in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common stockholders. Dividends on the AMPS are cumulative. The Fund’s AMPS have a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon (“Liquidation Value”) and have no mandatory retirement date.

An auction of the AMPS is generally held every 28 days. Existing stockholders may submit an order to hold, bid or sell shares on each auction date. AMPS stockholders may also trade shares in the secondary market. In February 2008, the auction preferred market shares for closed-end funds became illiquid resulting in failed auctions for the AMPS. As such, the Fund continues to pay dividends on the AMPS at the maximum rate (set forth in the Fund’s Articles Supplementary, the governing document for the AMPS). The Fund’s maximum rate is set at the greater of 1.25% of 30-day LIBOR or 30-day LIBOR plus 125 basis points.

For the year ended November 30, 2010, distribution rates ranged from 1.48% to 1.60%. The Fund declared distributions to preferred stockholders for the period December 1, 2009 to November 30, 2010 of $385,049.

The Fund is subject to certain limitations and restrictions while AMPS are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of AMPS at their liquidation value. Specifically, the Fund is required under the Fund’s Articles Supplementary and the Investment Company Act of 1940 to maintain certain asset coverage with respect to the outstanding AMPS. The holders of AMPS are entitled to one vote per share and will vote with holders of common stock as a single class, except that the AMPS will vote separately as a class on certain matters, as required by law or the Fund’s charter. The holders of the AMPS, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on AMPS for two consecutive years.

In connection with the settlement of each AMPS auction, the Fund pays, through the Auction Agent, a service fee to each participating broker-dealer based upon the aggregate liquidation preference of the AMPS held by the broker-dealer’s customers. Prior to February 19, 2009 the Fund paid at an annual rate of 0.25% and upon this date the annual rate was reduced to 0.05% until further notice from the Fund. These fees are paid for failed auctions as well.

Annual Report | November 30, 2010	23

Notes to Financial Statements	Boulder Growth & Income Fund
November 30, 2010

On November 30, 2010, 1,000 shares of AMPS were outstanding at the annual rate of 1.50%. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. These rates may vary in a manner unrelated to the income received on the Fund’s assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Stockholders. While the Fund expects to earn a higher return on its assets than the cost associated with the AMPS, including expenses, there can be no assurance that such results will be attained.

NOTE 6. PORTFOLIO INVESTMENTS, CONCENTRATION AND INVESTMENT QUALITY

The Fund operates as a “non-diversified” investment company, as defined in the 1940 Act. As a result of being “non-diversified”, with respect to 50% of the Fund’s portfolio, the Fund must limit to 5% the portion of its assets invested in the securities of a single issuer. There are no such limitations with respect to the balance of the Fund’s portfolio, although no single investment can exceed 25% of the Fund’s total assets at the time of purchase. A more concentrated portfolio may cause the Fund’s net asset value to be more volatile and thus may subject stockholders to more risk. The Fund may hold a substantial position (up to 25% of its assets) in the common stock of a single issuer. As of November 30, 2010, the Fund held more than 25% of its assets in Berkshire Hathaway, Inc., as a direct result of the market appreciation of the issuer since the time of purchase. Thus, the volatility of the Fund’s common stock, and the Fund’s net asset value and its performance in general, depends disproportionately more on the performance of this single issuer than that of a more diversified fund.

The Fund has no restrictions on its ability to invest in foreign securities. Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include, but are not limited to: (i) less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile thus, in a changing market, the Advisers may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices they consider reasonable; (iii) currency exchange rates or controls may adversely affect the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; and, (v) withholdings and other non-U.S. taxes may decrease the Fund’s return.

At the April, 2007 Annual Meeting of Stockholders, stockholders approved a proposal to change the Fund’s industry concentration policy so that the Fund must invest more than 25% of its assets in “real estate related companies” rather than solely in real estate investment trusts (REITs).

The Fund intends to concentrate its common stock investments in a few issuers and to take large positions in those issuers, consistent with being a “non-diversified” fund. As a result, the Fund is subject to a greater risk of loss than a diversified fund or a fund that has diversified its investments more broadly. Taking larger positions is also likely to increase the volatility of the Fund’s net asset value reflecting fluctuation in the value of large Fund holdings. Under normal market conditions, the Fund intends to invest at least 80% of its net assets in common stocks. Common stocks include dividend-paying closed-end funds and REITs. The portion of the Fund’s assets that are not invested in common stocks may be invested in fixed income securities and cash equivalents. The term “fixed income securities” includes RICs whose objective is income, REITs, bonds, U.S. Government securities, notes, bills, debentures, preferred stocks, convertible securities, bank debt obligations, repurchase agreements and short-term money market obligations.

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Boulder Growth & Income Fund	Notes to Financial Statements
November 30, 2010

NOTE 7. SIGNIFICANT STOCKHOLDERS

On November 30, 2010, trusts and other entities affiliated with Stewart R. Horejsi and the Horejsi family owned 8,638,905 shares of Common Stock of the Fund, representing approximately 33.88% of the total Fund shares. Stewart R. Horejsi is the primary portfolio manager for SIA and is the Fund’s primary portfolio manager. He is responsible for the day-to-day strategic management of the Fund.

NOTE 8. SHARE REPURCHASE PROGRAM

In accordance with Section 23(c) of the 1940 Act, the Fund may from time to time effect redemptions and/or repurchases of its AMPS and/or its common stock, in the open market or through private transactions; at the option of the Board of Directors and upon such terms as the Directors shall determine. For the years ended November 30, 2010 and November 30, 2009, the Fund did not repurchase any of its own stock.

NOTE 9. TAX BASIS DISTRIBUTIONS

As determined on November 30, 2010, permanent differences resulting primarily from different book and tax accounting for gains and losses on foreign currency and certain other investments were reclassified at fiscal year-end. These reclassifications had no effect on net increase in net assets resulting from operations, net assets applicable to common stockholders or net asset value per common shares outstanding.

Ordinary income and long-term capital gains are allocated to common stockholders after payment of the available amounts on any outstanding AMPS. To the extent that the amount distributed to common stockholders exceeds the amount of available ordinary income and long-term capital gains after allocation to any outstanding AMPS, these distributions are treated as a tax return of capital. Additionally, to the extent that the amount distributed on any outstanding AMPS exceeds the amount of available ordinary income and long-term capital gains, these distributions are treated as a tax return of capital.

Permanent book and tax basis differences of $(708,362), $535,589 and $172,773 were reclassified at November 30, 2010 among undistributed net investment loss, accumulated net realized losses on investments and paid-in-capital, respectively, for the Fund.

The tax character of distributions paid during the years ended November 30, 2010 and November 30, 2009 was as follows:

	Year Ended November 2010	Year Ended November 2009
Distributions paid from:
Ordinary Income	$ 220,017	$ 365,767
Long-Term Capital Gains	165,032	–
Tax Return of Capital	–	76,542
	$ 385,049	442,309

Annual Report | November 30, 2010	25

Notes to Financial Statements	Boulder Growth & Income Fund
November 30, 2010

During the year ended November 30, 2010 the Fund used capital loss carryovers of $28,662.

As of November 30, 2010 the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	$1,422,589
Accumulated Captial Gains	1,066,941
Unrealized Appreciation	38,345,386
Cumulative Effect of Other Timing Differences	(61,658)
$40,773,258

The difference between book and tax basis distributable earnings is attributable primarily to temporary differences related to mark to market of passive foreign investment companies and partnership book and tax differences.

NOTE 10. RIGHTS OFFERING

In 2007 the Fund commenced a non-transferable rights offering which permitted stockholders to acquire one new common share of the Fund for every three shares held on the record date at a subscription price equal to the net asset value (“NAV”) per common share at the close of trading on the expiration date of the offering. The record date for determining stockholders eligible to participate in the rights offering was August 1, 2007. The subscription period was from August 13, 2007 to September 14, 2007. The price for the shares issued through the rights offering was calculated based on the NAV on the expiration date of the offering, which was determined to be $8.67. The rights offering was fully subscribed and the Fund issued 3,801,119 new shares at a price of $8.67 per share. The total gross proceeds to the Fund were $32,953,816. The expense associated with the rights offering totaled $162,591.

On May 5, 2008 the Fund’s Board of Directors approved a non-transferable rights offering which permitted stockholders to acquire one new common share of the Fund for every three rights held on the record date at a subscription price equal to the net asset value “NAV” per share of common stock at the close of trading on the expiration date of the offering. The record date for determining stockholders eligible to participate in the rights offering was May 15, 2008. The subscription period was from May 23, 2008 to June 20, 2008. The subscription price for each newly issued share was determined to be $7.48, the Fund’s NAV at the close of trading on Friday, June 20, 2008. The total gross proceeds to the Fund were $76,166,564, and the Fund issued 10,182,696 new shares. The expenses associated with the rights offering totaled $142,294.

NOTE 11. RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In January 2010, the FASB issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” that requires additional disclosures regarding fair value measurements. Certain required disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact it will have on its financial statement disclosures.

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Boulder Growth & Income Fund	Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of Boulder Growth & Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Boulder Growth & Income Fund, Inc., including the portfolio of investments, as of November 30, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Boulder Growth & Income Fund, Inc. as of November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

January 28, 2011

Denver, Colorado

Annual Report | November 30, 2010	27

Summary of Dividend Reinvestment Plan	Boulder Growth & Income Fund
November 30, 2010 (Unaudited)

Registered holders (“Common Stockholders”) of common shares (the “Common Shares”) are automatically enrolled (the “Participants”) in the Fund’s Dividend Reinvestment Plan (the “Plan”) whereupon all distributions of income, capital gains or managed distributions (“Distributions”) are automatically reinvested in additional Common Shares. Common Stockholders who elect to not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholders of record (or if the shares are held in street name or other nominee name, then the nominee) by the custodian, as dividend disbursing agent.

BNY Mellon Investment Servicing (the “Agent”) serves as Agent for each Participant in administering the Plan. After the Fund declares a Distribution, if (1) the net asset value per Common Share is equal to or less than the market price per Common Share plus estimated brokerage commissions on the payment date for a Distribution, Participants will be issued Common Shares at the higher of net asset value per Common Share or 95% of the market price per Common Share on the payment date; or if (2) the net asset value per Common Share exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent shall apply the amount of such Distribution to purchase Common Shares on the open market and Participants will receive the equivalent in Common Shares valued at the weighted average market price (including brokerage commissions) determined as of the time of the purchase (generally, following the payment date of the Distribution). If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the Common Shares as of the payment date, the purchase price paid by the Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if such Distribution had been paid in Common Shares issued by the Fund. If the Agent is unable to invest the full Distribution amount in purchases in the open market or if the market discount shifts to a market premium during the purchase period than the Agent may cease making purchases in the open market the instant the Agent is notified of a market premium and may invest the uninvested portion of the Distribution in newly issued Common Shares at the net asset value per Common Share at the close of business provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Distribution will be divided by 95% of the market price on the payment date. The Fund will not issue Common Shares under the Plan below net asset value.

There is no charge to Participants for reinvesting Distributions, except for certain brokerage commissions, as described below. The Agent’s fees for the handling of the reinvestment of Distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each Participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchase in connection with the reinvestment of Distributions. The automatic reinvestment of Distributions will not relieve Participants of any federal income tax that may be payable on such Distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 days’ written notice to Common Stockholders of the Fund.

Participants in the Plan may (i) request a certificate, (ii) request to sell their shares, or (iii) withdraw from the Plan upon written notice to the Agent or by telephone in accordance with the specific procedures and will receive certificates for whole Common Shares and cash for fractional Common Shares.

All correspondence concerning the Plan should be directed to the Agent, BNY Mellon Investment Servicing, P.O. Box 358035, Pittsburgh, PA, 15252-8035. To receive a full copy of the Fund’s Dividend Reinvestment Plan, please contact the Agent at 1-866-228-4853.

28	www.boulderfunds.net

Boulder Growth & Income Fund	Additional Information
November 30, 2010 (Unaudited)

PORTFOLIO INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available (1) on the Fund’s website located at http://www.boulderfunds.net; (2) on the SEC’s website at http://www.sec.gov; or (3) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

PROXY INFORMATION

The policies and procedures used to determine how to vote proxies relating to portfolio securities held by the Fund are available on the Fund’s website located at http://www.boulderfunds.net, on the SEC’s website at www.sec.gov, or by calling 303-449-0426. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at http://www.sec.gov.

SENIOR OFFICER CODE OF ETHICS

The Fund files a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer or controller, or persons performing similar functions (the “Senior Officer Code of Ethics”), with the SEC as an exhibit to its annual report on Form N-CSR. The Fund’s Senior Officer Code of Ethics is available on the Fund’s website located at http://www.boulderfunds.net.

PRIVACY STATEMENT

Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information) the Directors of the Boulder Growth & Income Fund, Inc. (the “Fund”) have established the following policy regarding information about the Fund’s stockholders. We consider all stockholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use.

General Statement. The Fund may collect nonpublic information (e.g., your name, address, email address, Social Security Number, Fund holdings (collectively, “Personal Information”)) about stockholders from transactions in Fund shares. The Fund will not release Personal Information about current or former stockholders (except as permitted by law) unless one of the following conditions is met: (i) we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; (iii) to service or support the business functions of the Fund (as explained in more detail below), or (iv) we are required by law to release Personal Information to the recipient. The Fund has not and will not in the future give or sell Personal Information about its current or former stockholders to any company, individual, or group (except as permitted by law) and as otherwise provided in this policy.

In the future, the Fund may make certain electronic services available to its stockholders and may solicit your email address and contact you by email, telephone or US mail regarding the availability of such services. The Fund may also contact stockholders by email, telephone or US mail in connection with these services, such as to confirm enrollment in electronic stockholder communications or to update your Personal Information. In no event will the Fund transmit your Personal Information via email without your consent.

Annual Report | November 30, 2010	29

Additional Information	Boulder Growth & Income Fund
November 30, 2010 (Unaudited)

Use of Personal Information. The Fund will only use Personal Information (i) as necessary to service or maintain stockholder accounts in the ordinary course of business and (ii) to support business functions of the Fund and its affiliated businesses. This means that the Fund may share certain Personal Information, only as permitted by law, with affiliated businesses of the Fund, and that such information may be used for non-Fund-related solicitation. When Personal Information is shared with the Fund’s business affiliates, the Fund may do so without providing you the option of preventing these types of disclosures as permitted by law.

Safeguards regarding Personal Information. Internally, we also restrict access to Personal Information to those who have a specific need for the records. We maintain physical, electronic, and procedural safeguards that comply with Federal standards to guard Personal Information. Any doubts about the confidentiality of Personal Information, as required by law, are resolved in favor of confidentiality.

TAX INFORMATION

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended November 30, 2010, 100% qualify for the dividend received deduction available to stockholders.

The amount of long-term capital gains paid for the fiscal year ended November 30, 2010 was $165,032.

For the fiscal year ended November 30, 2010, 100% of the taxable investment income qualifies for the 15% dividend tax rate.

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Boulder Growth & Income Fund	Board of Directors’ Approval of the Investment Advisory Agreements
November 30, 2010 (Unaudited)

Discussion Regarding the Board of Directors’ Approval of the Investment Advisory Contracts

Each of the Advisers has entered into an Investment Advisory Agreement with the Fund (the “Advisory Agreements”) pursuant to which the Advisers are jointly responsible for managing the Fund’s assets in accordance with its investment objectives, policies and limitations. The 1940 Act requires that the Board, including a majority of the Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of 1940 Act (the “Independent Directors”), annually approve the terms of the Advisory Agreements. At a regularly scheduled meeting held on November 8, 2010, the Directors, by a unanimous vote (including a separate vote of the Independent Directors), approved the renewal of the Advisory Agreements.

Factors Considered

Generally, the Board considered a number of factors in renewing the Advisory Agreements including, among other things, (i) the nature, extent and quality of services to be furnished by the Advisers to the Fund; (ii) the investment performance of the Fund compared to relevant market indices and the performance of comparable funds; (iii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iv) the profitability to the Advisers of their investment advisory relationship with the Fund; (v) the extent to which economies of scale are realized and whether fee levels reflect any economies of scale; (vi) support of the Advisers by the Fund’s principal stockholders; (vii) the historical relationship between the Fund and the Advisers; and (viii) the relationship between the Advisers and its affiliated service provider, FAS. The Board also reviewed the ability of the Advisers to provide investment management and supervision services to the Fund, including the background, education and experience of the key portfolio management and operational personnel, the investment philosophy and decision-making process of those professionals, and the ethical standards maintained by the Advisers.

Deliberative Process

To assist the Board in its evaluation of the quality of the Advisers’ services and the reasonableness of the Advisers’ fees under the Advisory Agreements, the Board received a memorandum from independent legal counsel to the Independent Directors discussing the factors generally regarded as appropriate to consider in evaluating investment advisory arrangements and the duties of directors in approving such arrangements. In connection with its evaluation, the Board also requested, and received, various materials relating to the Advisers’ investment services under the Advisory Agreements. These materials included reports and presentations from the Advisers that described, among other things, the Advisers’ organizational structure, financial condition, internal controls, policies and procedures on brokerage practices, soft-dollar commissions and trade allocation, comparative investment performance results, comparative advisory fees, and compliance policies and procedures. The Board also received a report prepared by an independent consultant, Lipper Analytical Services, Inc. (“Lipper”), comparing the Fund’s performance to a group of leveraged closed-end funds determined to be most similar to the Fund (the “Peer Group”) as well as comparing the Fund’s advisory fees and expenses to a group of leveraged closed-end funds determined to be most similar to the Fund (the “Expense Group”) in each case as determined by Lipper. The Board also considered information received from the Advisers

Annual Report | November 30, 2010	31

Board of Directors’ Approval of the Investment Advisory Agreements	Boulder Growth & Income Fund
November 30, 2010 (Unaudited)

throughout the year, including investment performance and returns as well as stock price, net asset value and expense ratio reports for the Fund.

In advance of the November 8, 2010 Board meeting, the Independent Directors held a special telephonic meeting with counsel to the Fund and the Independent Directors. One purpose of the meeting was to discuss the renewal of the Advisory Agreements and to review the materials provided to the Board by the Advisers in connection with the annual review process. The Board held additional discussions at the November 8, 2010 Board meeting, which included a private session among the Independent Directors and their independent legal counsel at which no employees or representatives of the Advisers were present.

The information below summarizes the Board’s considerations in connection with its approval of the Advisory Agreements. In deciding to approve the Advisory Agreements, the Board did not identify a single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

Nature, Extent and Quality of the Services Provided; Ability to Provide Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by the Advisers under the Advisory Agreements. Each Adviser’s most recent investment adviser registration form on the Securities and Exchange Commission’s Form ADV was provided to the Board, as were the responses of the Advisers to information requests submitted to the Advisers by the Independent Directors through their independent legal counsel. The Board reviewed and analyzed the materials, which included information about the background, education and experience of the Advisers’ key portfolio management and operational personnel and the amount of attention devoted to the Fund by the Advisers’ portfolio management personnel. The Board also reviewed the Advisers’ policies and procedures on side-by-side management of other accounts and any impact these have on the success of the Fund. The Board was satisfied that the Advisers’ investment personnel, including Stewart Horejsi, the Fund’s principal portfolio manager, would devote an adequate portion of their time and attention to the success of the Fund and its investment strategy. Based on the above factors, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisers, and that the Advisers possessed the ability to continue to provide these services to the Fund in the future.

Investment Performance

The Board considered the investment performance of the Fund since the Advisers were engaged by the Fund in 2002, as compared to both relevant indices and the performance of the Peer Group. The Board noted that the Fund outperformed the Standard & Poor’s 500 Index, the Fund’s primary relevant benchmark, as well as the Dow Jones Industrial Average and NASDAQ Composite for the one-, three- and five-year periods ended September 30, 2010 as well as annualized since January, 2002 when the Advisers were engaged by the Fund. The Board noted that the Fund performed comparably to the Peer Group for the one-year period ended November 30, 2010 and that it was the top-performer for the Peer Group for the three-and five-year periods ended November 30, 2010.

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Boulder Growth & Income Fund	Board of Directors’ Approval of the Investment Advisory Agreements
November 30, 2010 (Unaudited)

Costs of Services Provided and Profits Realized by the Advisers

In evaluating the costs of the services provided to the Fund by the Advisers, the Board received statistical and other information regarding the Fund’s total expense ratio and its various components, including advisory fees and investment-related expenses. The Board acknowledged that the level of fees charged by the Advisers is at the higher end of the spectrum of fees charged by similarly situated investment advisers of closed-end funds included in the Fund’s Expense Group expense universe; however, the advisory fees payable under the Advisory Agreements were comparable to the fees earned by the Advisers on other portfolios managed by the Advisers. The Advisers discussed with the Board certain factors justifying the advisory fee including, but not limited to: the Fund’s asset allocation strategy, which increases the workload, burden and responsibility beyond that typically assumed by other money managers; the Advisers’ stock skill selection has been substantiated through long-term performance; and the time associated with the discipline of concentrated investing.

The Board also obtained detailed information regarding the overall profitability of the Advisers and the combined profitability of the Advisers and FAS, which acts as co-administrator for the Fund. The combined profitability information was obtained to assist the Board in determining the overall benefits to the Advisers from their relationship to the Fund. In particular, the Board reviewed the costs incurred by the Advisers and FAS in providing services to the Fund. The Board also took into consideration a reduction in administration fees to be charged to the Fund by FAS that had been agreed to by FAS at a January 29, 2010 meeting of the Board. The Board noted that this reduction in fees would reduce the Fund’s expense ratio and the overall benefits to the Advisers from their relationship to the Fund. Based on its analysis of this information, the Board determined that the overall level of profits earned by the Advisers does not appear to be unreasonable based on the profitability of other investment management firms and the quality of the services rendered by the Advisers.

Based on these factors, the Board concluded that the fee under the Advisory Agreements was reasonable and fair in light of the nature and quality of the services provided by the Advisers.

Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the fee is reasonable in relation to the Fund’s assets and any economies of scale that may exist. The Board further noted that the Advisers had agreed in the past to implement a fee waiver to reduce the advisory fees as the Fund’s assets grow, and the Advisers agreed to continue such fee waiver for the next annual period. The Board concluded that the fee schedule is acceptable and appropriately reflects any economies of scale expected to be realized by the Advisers in managing the Fund’s assets if the Fund’s net assets increase.

Stockholder Support and Historical Relationship with the Fund

The Board also weighed the views of the Fund’s largest stockholders, which are affiliated with the family of Mr. Stewart R. Horejsi. As of November, 2010, the Lola Trust and other entities affiliated

Annual Report | November 30, 2010	33

Board of Directors’ Approval of the Investment Advisory Agreements	Boulder Growth & Income Fund
November 30, 2010 (Unaudited)

with the Horejsi family held approximately 33.88% of the Fund’s outstanding common shares. The Board understood from Mr. Horejsi that these stockholders were supportive of the Advisers and the renewal of the Advisory Agreements.

Approval

The Board based its decision to approve the renewal of the Advisory Agreements on a careful analysis, in consultation with independent counsel, of the above factors as well as other factors. In approving the Advisory Agreements, the Board concluded that the terms of the Fund’s investment advisory agreements are reasonable and fair and that renewal of the Advisory Agreements is in the best interests of the Fund and its stockholders.

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Boulder Growth & Income Fund	Directors & Officers
November 30, 2010 (Unaudited)

INDEPENDENT DIRECTORS

Set forth in the following table is information about the Directors of the Fund, together with their address, age, position with the Fund, length of time served and principal occupation during the last five years. The Fund’s SAI includes additional information about Directors of the Fund and is available, without charge, upon request, at 303-449-0426.

Name, Age and Address*	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During past 5 years	Number of Portfolios in Fund Complex† Overseen by Director	Other Directorships Held by Director
Joel W. Looney Age: 48	Chairman, Class II Director	Term expires 2011; served since 2002 (Chairman since 2003).	Partner (since 1999), Financial Management (Group, LLC investment adviser).	4	Director (since 2001), Boulder Total Return Fund, Inc.; Director and Chairman (since 2007), The Denali Fund Inc.; Director and Chairman (since 2003), First Opportunity Fund, Inc.
Dr. Dean L. Jacobson Age: 71	Class I Director	Term expires 2013; served since 2006.	Founder and President (since 1989), Forensic Engineering, Inc. (engineering investigations); Professor Emeritus (since 1997), Arizona State University.	4	Director (since 2004) Boulder Total Return Fund, Inc.; Director (since 2007), The Denali Fund Inc.; Director (since 2003), First Opportunity Fund, Inc.

*	Unless otherwise specified, the Directors’ respective addresses are c/o Boulder Growth & Income Fund, Inc., 2344 Spruce Street, Suite A, Boulder, Colorado 80302.
†	Includes the Fund, Boulder Total Return Fund, Inc., The Denali Fund Inc., and First Opportunity Fund, Inc.

Annual Report | November 30, 2010	35

Directors & Officers	Boulder Growth & Income Fund
November 30, 2010 (Unaudited)

INDEPENDENT DIRECTORS (continued)

Name, Age and Address*	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During past 5 years	Number of Portfolios in Fund Complex† Overseen by Director	Other Directorships Held by Director
Richard I.Barr Age: 72	Class III Director	Term expires 2012; served since 2002.	Retired (since 2001); manager (1963-2001), Advantage Sales and Marketing, Inc. (food brokerage).	4	Director (since 1999) and Chairman (since 2003), Boulder Total Return Fund, Inc.; Director (since 2007), The Denali Fund Inc.; Director (since 2001), First Opportunity Fund, Inc.

*	Unless otherwise specified, the Directors’ respective addresses are c/o Boulder Growth & Income Fund, Inc., 2344 Spruce Street, Suite A, Boulder, Colorado 80302.
†	Includes the Fund, Boulder Total Return Fund, Inc., The Denali Fund Inc., and First Opportunity Fund, Inc.

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Boulder Growth & Income Fund	Directors & Officers
November 30, 2010 (unaudited)

INTERESTED DIRECTORS**

Name, Age and Address*	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During past 5 years	Number of Portfolios in Fund Complex† Overseen by Director	Other Directorships Held by Director
Susan L. Ciciora Age: 45	Class III Director	Term expires 2012; served since 2006.	Trustee (since 1994), Lola Brown Trust No. 1B and the Ernest Horejsi Trust No. 1B (since 1992); Director (since 1997), Horejsi Charitable Foundation, Inc. (private charitable foundation).	4	Director (since 2001), Boulder Total Return Fund, Inc.; Director (since 2007), Denali Fund Inc.; Director (since 2003), First Opportunity Fund, Inc.
John S. Horejsi Age: 42	Class I Director	Term expires 2013; served since 2004.	Director (since 1997), Horejsi Charitable Foundation (private charitable foundation).	4	Director (since 2006), Boulder Total Return Fund, Inc.; Director (since 2007), The Denali Fund Inc.; Director (since 2006), First Opportunity Fund, Inc.

*	Unless otherwise specified, the Directors’ respective addresses are c/o Boulder Growth & Income Fund, Inc., 2344 Spruce Street, Suite A, Boulder, Colorado 80302.
†	Includes the Fund, Boulder Total Return Fund, Inc., The Denali Fund Inc., and First Opportunity Fund, Inc.
**

Ms. Ciciora and Mr. Horejsi are siblings and are each considered an “interested person” as a result of the extent of their beneficial ownership of Fund shares and by virtue of their indirect beneficial ownership of BIA, SIA and FAS.

Annual Report | November 30, 2010	37

Directors & Officers	Boulder Growth & Income Fund
November 30, 2010 (Unaudited)

OFFICERS

The names of the executive officers of the Fund are listed in the table below. Unless otherwise specified, each officer was elected to office by the Board at a meeting held on May 3, 2010. Officers are elected annually and will hold such office until a successor has been elected by the Board.

Name, Age and Address*	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During past 5 years
Stephen C. Miller Age: 57	President	Appointed annually; served since 2002

President and General Counsel (since 1999), Boulder Investment Advisers LLC; Manager (since 1999), Fund Administrative Services L.L.C.; Vice President (since 1998), Stewart Investment Advisers; President (since 1999), Boulder Total Return Fund, Inc.; President (since 2007), The Denali Fund Inc.; President (since 2003), First Opportunity Fund, Inc.; officer of various other entities affiliated with the Horejsi family; Of Counsel (since 1991), Krassa & Miller, LLC.

Nicole L. Murphey Age: 33	Chief Financial Officer, Chief Accounting Officer, Vice President, Treasurer, and Assistant Secretary	Appointed annually; served as Treasurer since 2011**; served as Vice President since 2008; served as Assistant Secretary since 2000.

Vice President and Treasurer (since 2011), Boulder Investment Advisers, LLC; Assistant Manager (since 2011), Fund Administrative Services, LLC; Chief Financial Officer, Chief Accounting Officer, Treasurer (since 2011), Vice President (since 2008) and Assistant Secretary (since 2002), Boulder Total Return Fund, Inc.; Chief Financial Officer, Chief Accounting Officer, Treasurer (since 2011), Vice President (since 2008) and Assistant Secretary (since 2007), The Denali Fund Inc.; Chief Financial Officer, Chief Accounting Officer, Treasurer (since 2011), Vice President (since 2008) and Assistant Secretary (since 2003) First Opportunity Fund, Inc.

*	Unless otherwise specified, the Officers’ respective addresses are c/o Boulder Growth & Income Fund, Inc., 2344 Spruce Street, Suite A, Boulder, Colorado 80302.
**

At a Special Telephonic Meeting of the Board of Directors held January 12, 2011, the Board of Directors accepted the resignation of Carl D. Johns as Chief Financial Officer, Chief Accounting Officer and Treasurer of the Fund and elected Ms. Murphey as Chief Financial Officer, Chief Accounting Officer and Treasurer of the Fund. Mr. Johns has also resigned as a co-portfolio manager with Boulder Investment Advisers, LLC.

38	www.boulderfunds.net

Boulder Growth & Income Fund	Directors & Officers
November 30, 2010 (Unaudited)

OFFICERS

Name, Age and Address*	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During past 5 years
Jennifer Welsh Age: 33	Chief Compliance Officer	Appointed annually; since 2010.	Chief Compliance Officer (since 2010), Boulder Investment Advisers LLC; Chief Compliance Officer, Associate General Counsel (since 2010), Fund Administrative Services L.L.C.; Chief Compliance Officer (since 2010), Stewart Investment Advisers; Chief Compliance Officer (since 2010), Boulder Total Return Fund, Inc.; Chief Compliance Officer (since 2010), The Denali Fund Inc.; Chief Compliance Officer (since 2010), First Opportunity Fund, Inc.; officer of various other entities affiliated with the Horejsi family; Associate Attorney (2007-2010), Davis, Graham & Stubbs, LLP.
Stephanie J. Kelley Age: 54	Secretary	Appointed annually; served since 2002.

Secretary (since 2000), Boulder Total Return Fund, Inc., Secretary (since 2007), The Denali Fund Inc.; Secretary (since 2003), First Opportunity Fund, Inc.; Assistant Secretary and Assistant Treasurer of various other entities affiliated with the Horejsi family.

*	Unless otherwise specified, the Officers’ respective addresses are c/o Boulder Growth & Income Fund, Inc., 2344 Spruce Street, Suite A, Boulder, Colorado 80302.

The Fund’s president has certified to the New York Stock Exchange that, as of November 30, 2010, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund’s reports to the Securities and Exchange Commission on Form N-CSR contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by rule 30a-2(3) under the Investment Company Act.

Annual Report | November 30, 2010	39

Intentionally Left Blank Page

Directors	Richard I. Barr
Susan L. Ciciora
John S. Horejsi
Dr. Dean L. Jacobson
Joel W. Looney

Co-Investment	Stewart Investment Advisers
Advisers	Boulder Investment Advisers, LLC
2344 Spruce Street, Suite A
Boulder, CO 80302

Co-Administrator	Fund Administrative Services, LLC
2344 Spruce Street, Suite A
Boulder, CO 80302

Co-Administrator	ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Custodian	Bank of New York Mellon
One Wall Street
New York, NY 10286

Stock Transfer Agent	BNY Mellon Investment Servicing
PO Box 358035
Pittsburgh, PA 15252-8035

Independent	Deloitte & Touche LLP
Registered Public	555 17th Street, Suite 3600
Accounting Firm	Denver, CO 80202

Legal Counsel	Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Twenty-Fifth Floor
Los Angeles, CA 90071

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of stockholders and is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

www.boulderfunds.net

BOULDER GROWTH & INCOME FUND, INC. P.O. Box 358035 Pittsburgh, PA 15252-8035

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Boulder Growth & Income Fund, Inc. (the “Registrant” or “Fund”) has adopted a code of ethics that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer. During the period covered by this report, there were no material changes made to provisions of its code of ethics, nor were there any waivers granted from a provision of the code of ethics. The code of ethics, however, was amended effective January 12, 2011, to reflect personnel changes in the positions occupied by the Chief Financial Officer and Chief Compliance Officer. A copy of the Registrant’s code of ethics is filed with this N-CSR under Item 12(a).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s Board of Directors has determined that Joel W. Looney is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by the Securities and Exchange Commission.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $27,000 and $27,000 for the fiscal years ended November 30, 2009 and November 30, 2010, respectively.

(b)	Audit-Related Fees – The aggregate fees billed to the Registrant for the fiscal last two years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in AUDIT FEES were $0 and $0 for the fiscal years ended November 30, 2009 and November 30, 2010, respectively.

(c)	Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Fund’s tax returns, excise tax returns, December dividend calculations and Maryland Property Tax returns were $7,250 and $7,540 for the fiscal years ended November 30, 2009 and November 30, 2010, respectively.

(d)	All Other Fees – The aggregate fees billed for the last two fiscal years for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item were $5,000 and $5,000 for the fiscal years ended November 30, 2009 and November 30, 2010, respectively. These fees pertained to agreed-upon procedures reports related to the Fund’s Auction Market Preferred Shares.

(e)	(1) The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(2) There were no services described in (b) through (d) above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended November 30, 2010 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	Not applicable.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

The Registrant has an audit committee which was established by the Board of Directors of the Fund in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the Registrant’s audit committee are Dr. Dean L. Jacobson, Richard I. Barr, and Joel W. Looney.

Item 6. Investments.

The Registrant’s full schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated, subject to the supervision of the Board, the voting of proxies relating to its voting securities to the Advisers. The Proxy Voting Procedures of the Advisers are included below.

Boulder Total Return Fund, Inc.

Boulder Growth & Income Fund, Inc.

The Denali Fund Inc.

First Opportunity Fund, Inc.

Proxy Voting Procedures

The Board of Directors of the Boulder Total Return Fund, Inc., Boulder Growth & Income Fund, Inc., The Denali Fund Inc. and First Opportunity Fund, Inc. (“FOFI”) (collectively, the “Funds”) hereby adopt the following policies and procedures with respect to voting proxies relating to portfolio securities held by the Funds (collectively, the “Voting Policies”).

1.          Policy. It is the policy of each of the Boards of Directors of the Funds (the “Board”) to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to each Fund’s respective investment adviser(s) (the “Adviser”) as a part of the Adviser’s general management of the Funds, subject to the Board’s continuing oversight.1 The voting of proxies is an integral part of the investment management services that the Adviser provides pursuant to the advisory contract. Proxy voting policies and procedures are required by Rule 206 (4)-6 of the Investment Advisers Act of 1940, and became effective August 6, 2003.

2.          Fiduciary Duty. The right to vote a proxy with respect to portfolio securities held by the Funds is a significant asset of the Fund. The Adviser, to which authority to vote on behalf of the Funds is delegated, exercises this voting responsibility as a fiduciary, and votes proxies in a manner consistent with the best interest of the Funds and its shareholders, and with the goal of maximizing the value of the Funds and the shareholders’ investments.

3.          Procedures. The following are the procedures adopted by the Board for the administration of this policy:

a. Review of Adviser Proxy Voting Procedures. The Adviser, with advice and counsel from the Board, shall present to the Board its policies, procedures and other guideline for voting proxies at least annually (the “Voting Guidelines”), and must notify the Board promptly of any material changes. In accordance with the foregoing, the Adviser has developed the Voting Guidelines which are attached hereto as Exhibit A.

b. Seeking Advice from the First Opportunity Fund’s (“FOFI’s”) sub-adviser. To the extent permitted by law, and to the extent assistance will not adversely affect the ability of the FOFI’s sub-adviser, Wellington Management (“Wellington”), to invest in financial services company securities for other clients, the Adviser may seek, and Wellington has agreed to provide the Adviser with, notice of any special issues that might not be covered by the Voting Guidelines as they relate to securities held by FOFI and that are under the management of Wellington. In addition, Wellington has agreed to assist in any discussions to review relevant issues related to the voting of a particular proxy, but shall not recommend how FOFI should vote.

c. Voting Record Reporting. No less than annually, the Adviser shall report to the Board a record of each proxy voted with respect to portfolio securities of the Funds during the respective year. With respect to those proxies the Adviser has identified as involving a conflict of interest2, the Adviser

1 This policy is adopted for the purpose of the disclosure requirements adopted by the Securities and Exchange Commission, Releases No. 33-8188, 34-47304, IC-25922.

2 As it is used in this document, the term “conflict of interest” refers to a situation in which the Adviser or affiliated persons of the adviser have a financial interest in a matter presented by a proxy other than the obligation it incurs as investment adviser to the Funds which compromises the Adviser’s independence of judgment and action with respect to the voting of the proxy.

Voting Policies and Procedures

shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

4.          Revocation. The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time. This disclosure shall be included in any registration statement filed on behalf of the Funds after July 1, 2003.

5.          Annual Filing. The Fund shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year. The Fund must file the complete proxy voting record on an annual basis on this form. Form N-PX must contain complete proxy voting records for the 12 month period stated above, and must be signed on behalf of the Fund by the principal executive officers. This form must provide the following information:

1.	Name of the issuer of the portfolio security
2.	Exchange ticker symbol
3.	CUSIP #
4.	Shareholder meeting date
5.	Brief indication of the matter voted on
6.	Whether matter was proposed by the issuer or by a security holder
7.	Whether the Fund cast its vote on the matter
8.	How the Fund cast its vote
9.	Whether the Fund cast its vote for or against management

6.           Disclosures.

a.   The Fund shall include in any future registration statement:

i.         A description of the Voting Policies and the Voting Guidelines3; and

ii.        A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Funds’ toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.4

b.   The Fund shall include in its Annual and Semi-Annual Reports to shareholders:

i.        A statement disclosing that the Voting Policies and Voting Guidelines are available without charge, upon request, by calling the Funds’ toll-free telephone number; or through a specified Internet address; and on the SEC website.5

ii.        A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.6

7.          Recordkeeping Requirements. SEC Rule 204-2, as amended, requires advisers to retain:

1.	Proxy voting policies and procedures
2.	Proxy statements received regarding client securities
3.	Records of votes cast on behalf of clients
4.	Records of written client requests

3 This disclosure is included in all registration statements filed on behalf of the Funds after July 1, 2003.

4 This disclosure is included in all registration statements filed on behalf of the Funds after August 31, 2004.

5 This disclosure is included in all reports filed on behalf of the Funds after July 1, 2003.

6 This disclosure is included in all reports filed on behalf of the Funds after August 31, 2004.

Voting Policies and Procedures

5.        Any documents prepared by the adviser material to making a decision how to vote, or that memorialized the basis for the decision.

8.          Review of Policy. At least annually, the Board shall review this Policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

EXHIBIT A – VOTING GUIDLINES

The Funds’ and Advisors’ proxy voting principles are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

Category	Guideline	Voting
BOARD OF DIRECTOR ISSUES

The board of directors’ primary role is to protect the interests of all shareholders. Key functions of the board are to approve the direction of corporate strategy, ensure succession of management and evaluate performance of the corporation as well as senior management. The board is accountable to shareholders, and must operate independently from management.

Routine Elections	Generally we will vote with management’s recommendation	Generally FOR
Board Classification

Generally we are opposed to entrenchment mechanisms and will vote against proposals to classify a board. We prefer annual election of directors in order that shareholders have more power to replace directors deemed to not be acting in the shareholders’ interest.

Generally AGAINST
Independence of Directors

The majority of board members should be independent from the corporation, management or a majority shareholder. An independent member should not be a former employee of the company or a representative of a key supplier to or a key client of the company.

We will generally support boards that have a majority of board members classified as independent.
Director Indemnification	Mandatory indemnification of directors and officers is necessary to attract quality candidates.	Generally FOR
Director Attendance	Board membership requires a significant amount of time in order for responsibilities to be executed, and attendance at Board and Committee meetings is noted.	We look for attendance records to be in the 75% participation range.
Term Limits	We are more concerned with the performance of directors and not with the term limits	Generally AGAINST but will look at on a case-by-case basis.
Separation of Chair and CEO	In most cases it is advisable for there to be a separation between the CEO and the Chair to enhance separation of management interests and shareholders.

In most cases we would support a recommendation to separate the Chair from the CEO. Lead directors are considered acceptable, and in this situation an independent Corporate Governance committee must also be in place.

Committees of the Board	Audit, Compensation, Governance and Nominating committees are the most significant committees of the board.

We support the establishment of these committees, however independent director membership on these committees is the primary concern. Two-thirds independent membership is satisfactory, provided that the chair of each committee is independent.

Audit Process	The members of an audit committee should be independent directors, and the auditor must also be independent. The auditor should report directly to the Audit	We will generally support the choice of auditors recommended by the Audit

Voting Policies and Procedures

Category	Guideline	Voting
	committee and not to management.	Committee. In the event that the auditor supplies other services for a fee other than the audit, each situation will be reviewed on a case-by-case basis.
VOTING AND ENTRENCHMENT ISSUES
Shareholder Right to Call Special Meeting		Generally FOR
Shareholder Right to Act by Written Consent		Generally FOR
Cumulative Voting		Generally FOR, although there may be situations where such a structure may be detrimental to shareholder interests.
Confidentiality of Shareholder Voting	Like any other electoral system, the voting at annual and special meetings should be confidential and free from any potential coercion and/or impropriety.	We will support any proposals to introduce or maintain confidential voting.
Size of Board of Directors	Generally boards should be comprised of a minimum of seven to a maximum of fifteen. However the complexity of the company has an impact on required board size.	The independence of the board is a greater concern than the number of members. However should a change in board size be proposed as potentially an anti-takeover measure we would vote against.
COMPENSATION ISSUES
Director Compensation	Directors should be compensated fairly for the time and expertise they devote on behalf of shareholders. We favor directors personally owning shares in the corporation, and that they receive a substantial portion of their remuneration in the form of shares.

We support recommendations where a portion of the remuneration is to be in the form of common stock. We do not support options for directors, and do not support retirement bonuses or benefits for directors.

MANAGEMENT COMPENSATION

Compensation plans for executives should be designed to attract and retain the right people with exceptional skills to manage the company successfully long-term. These plans should be competitive within the company’s respective industry without being excessive and should attempt to align the executive’s interests with the long-term interest of shareholders.

Executive compensation will be considered on a case-by-case basis.
Stock Options and Incentive Compensation Plans	Compensation plans should be designed to reward good performance of executives. They should also encourage management to own stock so as to align their financial interests with those of the shareholders. It is important that these plans are disclosed to the shareholders in detail for their approval.	We will not support plans with options priced below current market value or the lowering of the exercise price on any previously granted options. We will not support any plan amendment that is not

Voting Policies and Procedures

Category	Guideline	Voting

capped or that results in anything but negligible dilution. We believe that shareholders should have a say in all aspects of option plans and therefore will not support omnibus stock option plans or plans where the Board is given discretion to set the terms. Plans will be considered on a case-by-case basis.

Adopt/Amend Employee Stock Purchase Plans		Considered on a case-by-case basis.
Golden Parachutes

Although we believe that “golden parachutes” may be a good way to attract, retain and encourage objectivity of qualified executives by providing financial security in the case of a change in the structure or control of a company, golden parachutes can be excessive.

Generally opposed but will consider on a case-by-case basis.
Require Shareholder Approval of Golden Parachutes		Generally FOR
TAKEOVER PROTECTIONS

Some companies adopt shareholder rights plans that incorporate anti-takeover measures, which may include: poison pills, crown jewel defense, payment of greenmail, going private transactions, leveraged buyouts, lock-up arrangements, Fair price amendments, Re-incorporation. Rights plans should be designed to ensure that all shareholders are treated equally in the event there is a change in control of a company. These plans should also provide the Board with sufficient time to ensure that the appropriate course of action is chosen to ensure shareholder interests have been protected. However, many shareholder rights plans can be used to prevent bids that might in fact be in the shareholders best interests. Depending on their contents, these plans may also adversely influence current share prices and long-term shareholder value.

We will review each situation on a case-by-case basis. We will generally support proposals that protect the rights and share value of shareholders.
Dual Class Shares

It is not unusual for certain classes of shares to have more than one vote per share. This is referred to as a dual class share structure and can result in a minority of shareholders having the ability to make decisions that may not be in the best interests of the majority of shareholders.

Generally AGAINST.
Super-Majority Voting Provisions

Super-majority voting (e.g., 67% of votes cast or a majority of outstanding shares), although fairly common, can, from a practical point of view, be difficult to obtain, and essentially are a bar from effective challenges to entrenched management, regardless of performance or popularity. A very high requirement can be unwieldy and therefore not in the best interest of the majority of shareholders.

Generally AGAINST. We will generally oppose proposals for voting requirements that are greater than a majority of votes cast. That said, we will review supermajority proposals on a case-by-case basis.

Voting Policies and Procedures

Category	Guideline	Voting
Issuance of Authorized Shares		Generally FOR
Issuance of Unlimited or Additional Shares

Corporations may increase their authorized number of shares in order to implement a stock split, to support an acquisition or restructuring plan, to use in a stock option plan or to implement an anti-takeover plan. Shareholders should approve of the specific business need for the increase in the number of shares and should understand that the issuance of new shares can have a significant effect on the value of existing shares.

Generally AGAINST. We will generally oppose proposals to increase the number of authorized shares to “unlimited”, but will consider any proposals to increase the number of authorized shares on a case-by-case basis for a valid business purpose.

Shareholder Proposals

Shareholders should have the opportunity to raise their concerns or issues to company management, the board and other shareholders. As long as these proposals deal with appropriate issues and are not for the purposes of airing personal grievances or to obtain publicity, they should be included on the proxy ballot for consideration.

Shareholder proposals will be reviewed on a case-by-case basis.
OTHER MATTERS
Stock Repurchase Plans		Generally FOR
Stock Splits		Generally FOR
Require Shareholder Approval to issue Preferred Stock		Generally FOR
Corporate Loans to Employees

Corporate loans, or the guaranteeing of loans, to enable employees to purchase company stock or options should be avoided. These types of loans can be risky if the company stock declines or the employee is terminated.

Generally AGAINST.
Blank-cheque Preferred Shares

The authorization of blank-cheque preferred shares gives the board of directors’ complete discretion to fix voting, dividend, conversion and other rights and privileges. Once these shares have been authorized, the shareholders have no authority to determine how or when they will be allocated. There may be valid business reasons for the issuance of these shares but the potential for abuse outweighs the benefits.

Generally AGAINST.

Dated: October 26, 2007

Revised: July 30, 2010, November 8, 2010

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Stewart R. Horejsi is the Fund’s portfolio manager and is responsible for the day-to-day management of the Fund’s assets. Mr. Horejsi is responsible for the Fund’s asset allocation and stock selection and for the research thereof; he is also responsible for managing the Fund’s cash and short-term investments. Mr. Horejsi is referred to herein as the “Portfolio Manager”. Boulder Investment Advisers, LLC (“BIA”) and Stewart West Indies Trading Company, Ltd. d/b/a Stewart Investment Advisers (“SIA”) act as Co-Advisers to the Fund and are collectively referred to as the “Advisers”. The Portfolio Manager acts as the portfolio manager with respect to the Fund and three other registered investment companies, the Boulder Total Return Fund, Inc. (“BTF”), The Denali Fund Inc. (“DNY”) and First Opportunity Fund, Inc (“FOFI”). As of November 30, 2010, BTF, DNY and FOFI had total assets, including leverage, of approximately $303 million, $117 million and $240 million, respectively. Mr. Horejsi also acts as a financial consultant to other private trusts and entities associated with the Horejsi family (collectively, the “Horejsi Affiliates”) and consults with respect to their portfolios of equities having an aggregate value of approximately $651 million as of December 31, 2010. Mr. Horejsi has been the financial and investment adviser for the Horejsi Affiliates since 1982 and the senior investment manager for BIA and SIA since 1999 and the senior investment manager for Rocky Mountain Advisers LLC (the co-adviser, together with SIA, to FOFI) since 2010.

At a Special Telephonic Meeting of the Board of Directors held January 12, 2011, the Board of Directors accepted the resignation of Carl D. Johns as Chief Financial Officer, Chief Accounting Officer and Treasurer of the Fund and elected Nicole L. Murphey as Chief Financial Officer, Chief Accounting Officer and Treasurer of the Fund. Mr. Johns has also resigned as co-portfolio manager with Boulder Investment Advisers, LLC and is no longer affiliated with the Fund.

As a general matter, portfolio management staff are paid an annual fixed salary and are offered participation in the firm’s 401K, as well as other benefits that are offered to other employees of the Advisers. In evaluating a portfolio manager’s salary and annual pay increases, the Fund’s performance may be one of many factors considered by management. However, as a general matter, the Advisers do not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks. Other factors that may also be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager’s leadership within the Adviser’s investment team, contributions to the Adviser’s overall performance, discrete securities analysis, idea generation, and other considerations. Generally, a portfolio manager does not receive bonuses; however, in the case of Mr. Horejsi, because of his affiliation with and beneficial interest in the Horejsi Affiliates that own the Advisers, he may, directly or indirectly, receive distributions of the Advisers’ profits.

Conflicts of interest may arise in connection with the portfolio managers’ management of the Fund’s investments. This is because the portfolio managers also serve as portfolio managers to BTF, DNY and FOFI. Additionally, Mr. Horejsi consults with respect to a substantial portfolio of securities for the Horejsi Affiliates. From time to time, securities may meet the investment objectives of the Fund, BTF, DNY, FOFI and the Horejsi Affiliates. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. Factors considered in the investment recommendations may include the size of the portfolio, concentration of holdings, investment objectives, restrictions and guidelines, asset coverage ratios, tax considerations, purchase cost, and cash availability. It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the funds or accounts managed by the Advisers seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. With respect to the assets of the Horejsi Affiliates as may be advised from time to time by Mr. Horejsi, the Horejsi Affiliates have consented to allow the funds managed by the Advisers to complete the entirety of their transactions in any particular security before the Horejsi Affiliates will be allowed to transact in such security, thus giving the funds managed by the Advisers the first opportunity to trade in a particular security. The Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the Advisers decide to sell on behalf of another fund or account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the Fund. In the event more than one fund or account purchases or sells the same security on a given date, the Advisers will seek to allocate the purchases and sales on an equitable basis, taking into consideration such factors as: the size of the portfolio, concentration of holdings, investment objectives and guidelines, asset coverage ratios, tax considerations, purchase cost, and cash availability. Although the other funds managed by the Advisers may have the same or similar investment objectives and policies as the Fund, their respective portfolios will vary from fund to fund and their respective performance results are likely to differ from those of the Fund.

Mr. Horejsi does not directly own any shares of the Fund. However, the Ernest Horejsi Trust No. 1B (the “Ernest Trust”), which has engaged Mr. Horejsi as a financial consultant and of which Mr. Horejsi is a discretionary beneficiary, holds 8,638,905 shares of the Fund as of November 30, 2010. Accordingly, Mr. Horejsi may be deemed to have indirect beneficial ownership of such shares which have a dollar range in excess of $1 million.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No reportable purchases for the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)  Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)  Not applicable.

(b)      Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	BOULDER GROWTH & INCOME FUND, INC.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)

Date:	February 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)

Date:	February 7, 2011

By (Signature and Title)	/s/ Nicole L. Murphey

Nicole L. Murphey, Chief Financial Officer, Chief Accounting Officer,
Vice President, Treasurer, Asst. Secretary
(Principal Financial Officer)

Date:	February 7, 2011